Exhibit 10.7

Susan L. Solomon
Chief Executive Officer
Chairman of the Board


                          As of June 16, 1997

Ms. Jane M. Abernethy
685 West End Avenue, #11E
New York, New York  10025


Dear Jane:

      This letter will confirm our agreement regarding your continued employment as Vice President - Legal & Business Affairs of Lancit Media Entertainment, Ltd. (the "Company"), as follows:

1. Effective with the pay period commencing June 16, 1997, your annual salary shall be $125,000;

2. In the event that your employment is terminated other than for "cause" (as such term is defined in the currently effective employment agreement between Larry Lancit and the Company), you shall be entitled to six (6) months' severance.

      If the foregoing is acceptable to you, please so indicate by your signature below and return a fully-executed copy of this letter to me.

                          Sincerely yours,
                          LANCIT MEDIA ENTERTAINMENT, LTD.


                                By:    /s/ Susan L. Solomon
                                        Susan L. Solomon

                Accepted and agreed:   /s/ Jane M. Abernethy
                                        Jane M. Abernethy